SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

               CREDIT SUISSE TRUST - INTERNATIONAL FOCUS PORTFOLIO

The following information supersedes certain information in the Portfolio's Prospectus and Statement of Additional Information.

CHANGE IN INVESTMENT POLICY

Effective February 28, 2006, the Credit Suisse Trust - International Focus Portfolio (the "Portfolio") will change its current investment policy of investing in the equity securities of 40 to 60 companies in major foreign markets to investing in the equity securities of 60 to 85 of such companies.

This change is being effected to allow greater flexibility in managing the portfolio.

CHANGE IN BENCHMARK

The Portfolio will also change its performance benchmark. Currently, the Portfolio compares its performance to the performance of the Morgan Stanley Capital International - All Country World Free Ex-USA Index (the "MSCI World Index") (gross dividends). Effective February 28, 2006, the Portfolio will compare its performance to the performance of the Morgan Stanley Capital International - Europe, Australasia and Far East Index (the "MSCI EAFE") (net dividends). The MSCI EAFE is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

The change in performance benchmark recognized that the Portfolio is not required to invest in emerging markets and the MSCI EAFE has a 0% weighting in emerging markets, while the MSCI World Index has an approximate 13% weighting in emerging markets, making the MSCI EAFE a more appropriate benchmark for the performance of the Portfolio. The "net dividends" version of the MSCI EAFE benchmark will be used because U.S.-based investors are subject to foreign withholding taxes on dividends where applicable.

The following table compares the Portfolio's performance over time to that of its current benchmark, the MSCI World Index, and its new benchmark, the MSCI EAFE. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

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

--------------------------------------------------------- ------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------- ------------------------------------------------------------------------
PERIOD ENDED 12/31/05                                     ONE YEAR   THREE       FIVE YEARS  TEN YEARS      LIFE OF PORTFOLIO
                                                                       YEARS                               (INCEPTION: 6/30/95)
--------------------------------------------------------- ---------- ----------- ----------- ----------- -------------------------

CREDIT SUISSE TRUST - INTERNATIONAL FOCUS PORTFOLIO        17.56%      21.50%      2.23%       3.70%              4.21%
--------------------------------------------------------- ---------- ----------- ----------- ----------- -------------------------
Current Benchmark: MSCI WORLD INDEX (GROSS DIVIDENDS)      17.12%      26.20%      6.66%       6.70%              7.16%
--------------------------------------------------------- ---------- ----------- ----------- ----------- -------------------------
New Benchmark: MSCI EAFE (NET DIVIDENDS)                   13.54%      23.68%      4.55%       5.83%              6.36%
--------------------------------------------------------- ---------- ----------- ----------- ----------- -------------------------


Dated: February 27, 2006


                                                            TRINT-PRO-16-0206
                                                            2006-001